                                                                  EXHIBIT 10

                                November 20, 1998


Board of Trustees
Alleghany Funds
c/o The Chicago Trust Company
171 N. Clark Street
Chicago, Illinois   60606-3294

                  Re:      Alleghany Funds

Ladies and Gentlemen:

         We have acted as counsel to Alleghany Funds, a Delaware business trust (the "Trust"), in connection with Post-Effective Amendment No.11 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 21, 1998 (the "Post-Effective Amendment"), and relating to the issuance by the Trust of an indefinite number of shares of beneficial interest (the "Shares") of one series of the Trust, the Alleghany/Veredus Aggressive Growth Fund (the "Fund").

         In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons, and the conformity to the originals of all records, documents, and instruments submitted to us as copies. We have based our opinion on the following:

         (a) the Trust's Trust Instrument dated September 10, 1993 (the "Trust Instrument"), the Trust's Certificate of Trust (the "Certificate of Trust") as filed with the Secretary of State of Delaware and the certificate of good standing of the Trust issued by the Secretary of State of Delaware on November 19, 1998;

         (b) resolutions of the Trustees of the Trust adopted at a meeting on September 17, 1998, authorizing the establishment of the Fund and the issuance of the Shares; and

         (c)      the Post-Effective Amendment.

         Our opinion below is limited to the federal law of the United States of America and the business trust law of the State of Delaware. We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of Chapter 38 of Title 12 of the Delaware Code and the case law interpreting such Chapter as reported in Delaware Code Annotated. We have not undertaken a review of other Delaware law or of any administrative decisions or other court decisions in connection with rendering this opinion.

         Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Trust's Prospectus included in the Post-Effective Amendment and in accordance with the Trust Instrument, (ii) all consideration for the Shares will be actually received by the Trust, and (iii) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Trust, the Shares will be legally issued, fully paid and nonassessable.

         This opinion is rendered to you in connection with the Post-Effective Amendment and is solely for the benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. This opinion is rendered on the date hereof and we have no continuing obligation hereunder to inform you of changes of law or fact subsequent to the date hereof or facts of which we have become aware after the date hereof.

         We hereby consent to (i) the reference to our firm as Legal Counsel in the Prospectus included in the Post-Effective Amendment, and (ii) the filing of this opinion as an exhibit to the Post-Effective Amendment.

                                                       Very truly yours,

                          SONNENSCHEIN NATH & ROSENTHAL



                                              By:
                                                       Arthur J. Simon

                                November 20, 1998



Board of Trustees
Alleghany Funds
c/o The Chicago Trust Company
171 N. Clark Street
Chicago, Illinois   60606-3294

                  Re:      Alleghany Funds

Ladies and Gentlemen:

         We have acted as counsel to Alleghany Funds, a Delaware business trust (the "Trust"), in connection with Post-Effective Amendment No.11 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 21, 1998 (the "Post-Effective Amendment"), and relating to the issuance by the Trust of an indefinite number of shares of beneficial interest (the "Shares") of one series of the Trust, the Alleghany/Chicago Trust SmallCap Value Fund (the "Fund").

         In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons, and the conformity to the originals of all records, documents, and instruments submitted to us as copies. We have based our opinion on the following:

         (a) the Trust's Trust Instrument dated September 10, 1993 (the "Trust Instrument"), the Trust's Certificate of Trust (the "Certificate of Trust") as filed with the Secretary of State of Delaware and the certificate of good standing of the Trust issued by the Secretary of State of Delaware on November 19, 1998;

         (b) resolutions of the Trustees of the Trust adopted at a meeting on March 19, 1998, authorizing the establishment of the Fund and the issuance of the Shares; and

         (c)      the Post-Effective Amendment.

         Our opinion below is limited to the federal law of the United States of America and the business trust law of the State of Delaware. We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of Chapter 38 of Title 12 of the Delaware Code and the case law interpreting such Chapter as reported in Delaware Code Annotated. We have not undertaken a review of other Delaware law or of any administrative decisions or other court decisions in connection with rendering this opinion.

         Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Trust's Prospectus included in the Post-Effective Amendment and in accordance with the Trust Instrument, (ii) all consideration for the Shares will be actually received by the Trust, and (iii) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Trust, the Shares will be legally issued, fully paid and nonassessable.

         This opinion is rendered to you in connection with the Post-Effective Amendment and is solely for the benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. This opinion is rendered on the date hereof and we have no continuing obligation hereunder to inform you of changes of law or fact subsequent to the date hereof or facts of which we have become aware after the date hereof.

         We hereby consent to (i) the reference to our firm as Legal Counsel in the Prospectus included in the Post-Effective Amendment, and (ii) the filing of this opinion as an exhibit to the Post-Effective Amendment.

                                                       Very truly yours,

                          SONNENSCHEIN NATH & ROSENTHAL



                                              By:
                                                       Arthur J. Simon

                                November 20, 1998



Board of Trustees
Alleghany Funds
171 N. Clark Street
Chicago, Illinois   60606-3294

                  Re:      Alleghany Funds

Ladies and Gentlemen:

         We have acted as counsel to Alleghany Funds, a Delaware business trust (the "Trust"), in connection with Post-Effective Amendment No.13 to the Trust's Registration Statement on Form N-1A to be filed with the Securities and Exchange Commission on November 24, 1998 (the "Post-Effective Amendment"), and relating to the issuance by the Trust of an indefinite number of shares of beneficial interest (the "Shares") of one series of the Trust, the Alleghany/Blairlogie Emerging Markets Fund (the "Fund").

         In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons, and the conformity to the originals of all records, documents, and instruments submitted to us as copies. We have based our opinion on the following:

         (a) the Trust's Trust Instrument dated September 10, 1993 (the "Trust Instrument"), the Trust's Certificate of Trust (the "Certificate of Trust") as filed with the Secretary of State of Delaware and the certificate of good standing of the Trust issued by the Secretary of State of Delaware on November 19, 1998;

         (b) resolutions of the Trustees of the Trust adopted at a meeting on September 17, 1998, authorizing the establishment of the Fund and the issuance of the Shares; and

         (c)      the Post-Effective Amendment.

         Our opinion below is limited to the federal law of the United States of America and the business trust law of the State of Delaware. We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of Chapter 38 of Title 12 of the Delaware Code and the case law interpreting such Chapter as reported in Delaware Code Annotated. We have not undertaken a review of other Delaware law or of any administrative decisions or other court decisions in connection with rendering this opinion.

         Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Trust's Prospectus included in the Post-Effective Amendment and in accordance with the Trust Instrument, (ii) all consideration for the Shares will be actually received by the Trust, and (iii) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Trust, the Shares will be legally issued, fully paid and nonassessable.

         This opinion is rendered to you in connection with the Post-Effective Amendment and is solely for the benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. This opinion is rendered on the date hereof and we have no continuing obligation hereunder to inform you of changes of law or fact subsequent to the date hereof or facts of which we have become aware after the date hereof.

         We hereby consent to (i) the reference to our firm as Legal Counsel in the Prospectus included in the Post-Effective Amendment, and (ii) the filing of this opinion as an exhibit to the Post-Effective Amendment.

                                                       Very truly yours,

                          SONNENSCHEIN NATH & ROSENTHAL



                                              By:
                                                       Arthur J. Simon

                                November 20, 1998



Board of Trustees
Alleghany Funds
c/o The Chicago Trust Company
171 N. Clark Street
Chicago, Illinois   60606-3294

                  Re:      Alleghany Funds

Ladies and Gentlemen:

         We have acted as counsel to Alleghany Funds, a Delaware business trust (the "Trust"), in connection with Post-Effective Amendment No.13 to the Trust's Registration Statement on Form N-1A to be filed with the Securities and Exchange Commission on November 24, 1998 (the "Post-Effective Amendment"), and relating to the issuance by the Trust of an indefinite number of shares of beneficial interest (the "Shares") of one series of the Trust, the Alleghany/Blairlogie International Developed Fund (the "Fund").

         In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons, and the conformity to the originals of all records, documents, and instruments submitted to us as copies. We have based our opinion on the following:

         (a) the Trust's Trust Instrument dated September 10, 1993 (the "Trust Instrument"), the Trust's Certificate of Trust (the "Certificate of Trust") as filed with the Secretary of State of Delaware and the certificate of good standing of the Trust issued by the Secretary of State of Delaware on November 19, 1998;

         (b) resolutions of the Trustees of the Trust adopted at a meeting on September 17, 1998, authorizing the establishment of the Fund and the issuance of the Shares; and

         (c)      the Post-Effective Amendment.

         Our opinion below is limited to the federal law of the United States of America and the business trust law of the State of Delaware. We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of Chapter 38 of Title 12 of the Delaware Code and the case law interpreting such Chapter as reported in Delaware Code Annotated. We have not undertaken a review of other Delaware law or of any administrative decisions or other court decisions in connection with rendering this opinion.

         Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Trust's Prospectus included in the Post-Effective Amendment and in accordance with the Trust Instrument, (ii) all consideration for the Shares will be actually received by the Trust, and (iii) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Trust, the Shares will be legally issued, fully paid and nonassessable.

         This opinion is rendered to you in connection with the Post-Effective Amendment and is solely for the benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. This opinion is rendered on the date hereof and we have no continuing obligation hereunder to inform you of changes of law or fact subsequent to the date hereof or facts of which we have become aware after the date hereof.

         We hereby consent to (i) the reference to our firm as Legal Counsel in the Prospectus included in the Post-Effective Amendment, and (ii) the filing of this opinion as an exhibit to the Post-Effective Amendment.

                                                       Very truly yours,

                          SONNENSCHEIN NATH & ROSENTHAL



                                              By:
                                                       Arthur J. Simon

                                November 20, 1998



Board of Trustees
Alleghany Funds
c/o The Chicago Trust Company
171 N. Clark Street
Chicago, Illinois   60606-3294

                  Re:      Alleghany Funds

Ladies and Gentlemen:

         We have acted as counsel to Alleghany Funds, a Delaware business trust (the "Trust"), in connection with Post-Effective Amendment No.12 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 10, 1998 (the "Post-Effective Amendment"), and relating to the issuance by the Trust of an indefinite number of Class I shares of beneficial interest (the "Shares") of one series of the Trust, the Chicago Trust Bond Fund (the "Fund").

         In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons, and the conformity to the originals of all records, documents, and instruments submitted to us as copies. We have based our opinion on the following:

         (a) the Trust's Trust Instrument dated September 10, 1993 (the "Trust Instrument"), the Trust's Certificate of Trust (the "Certificate of Trust") as filed with the Secretary of State of Delaware and the certificate of good standing of the Trust issued by the Secretary of State of Delaware on November 19, 1998;

     (b) resolutions of the Trustees of the Trust adopted at a meeting on June 18, 1998, authorizing the issuance of the Shares; and

         (c)      the Post-Effective Amendment.

         Our opinion below is limited to the federal law of the United States of America and the business trust law of the State of Delaware. We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of Chapter 38 of Title 12 of the Delaware Code and the case law interpreting such Chapter as reported in Delaware Code Annotated. We have not undertaken a review of other Delaware law or of any administrative decisions or other court decisions in connection with rendering this opinion.

         Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Trust's Prospectus included in the Post-Effective Amendment and in accordance with the Trust Instrument, (ii) all consideration for the Shares will be actually received by the Trust, and (iii) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Trust, the Shares will be legally issued, fully paid and nonassessable.

         This opinion is rendered to you in connection with the Post-Effective Amendment and is solely for the benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. This opinion is rendered on the date hereof and we have no continuing obligation hereunder to inform you of changes of law or fact subsequent to the date hereof or facts of which we have become aware after the date hereof.

         We hereby consent to (i) the reference to our firm as Legal Counsel in the Prospectus included in the Post-Effective Amendment, and (ii) the filing of this opinion as an exhibit to the Post-Effective Amendment.

                                                       Very truly yours,

                          SONNENSCHEIN NATH & ROSENTHAL



                                              By:
                                                       Arthur J. Simon

                                November 20, 1998



Board of Trustees
Alleghany Funds
c/o The Chicago Trust Company
171 N. Clark Street
Chicago, Illinois   60606-3294

                  Re:      Alleghany Funds

Ladies and Gentlemen:

         We have acted as counsel to Alleghany Funds, a Delaware business trust (the "Trust"), in connection with Post-Effective Amendment No.12 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 10, 1998 (the "Post-Effective Amendment"), and relating to the issuance by the Trust of an indefinite number of Class I shares of beneficial interest (the "Shares") of one series of the Trust, the Montag & Caldwell Balanced Fund (the "Fund").

         In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons, and the conformity to the originals of all records, documents, and instruments submitted to us as copies. We have based our opinion on the following:

         (a) the Trust's Trust Instrument dated September 10, 1993 (the "Trust Instrument"), the Trust's Certificate of Trust (the "Certificate of Trust") as filed with the Secretary of State of Delaware and the certificate of good standing of the Trust issued by the Secretary of State of Delaware on November 19, 1998;

         (b) resolutions of the Trustees of the Trust adopted at a meeting on June 18, 1998, authorizing the establishment of the Fund and the issuance of the Shares; and

         (c)      the Post-Effective Amendment.

         Our opinion below is limited to the federal law of the United States of America and the business trust law of the State of Delaware. We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of Chapter 38 of Title 12 of the Delaware Code and the case law interpreting such Chapter as reported in Delaware Code Annotated. We have not undertaken a review of other Delaware law or of any administrative decisions or other court decisions in connection with rendering this opinion.

         Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Trust's Prospectus included in the Post-Effective Amendment and in accordance with the Trust Instrument, (ii) all consideration for the Shares will be actually received by the Trust, and (iii) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Trust, the Shares will be legally issued, fully paid and nonassessable.

         This opinion is rendered to you in connection with the Post-Effective Amendment and is solely for the benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. This opinion is rendered on the date hereof and we have no continuing obligation hereunder to inform you of changes of law or fact subsequent to the date hereof or facts of which we have become aware after the date hereof.

         We hereby consent to (i) the reference to our firm as Legal Counsel in the Prospectus included in the Post-Effective Amendment, and (ii) the filing of this opinion as an exhibit to the Post-Effective Amendment.

                                                       Very truly yours,

                          SONNENSCHEIN NATH & ROSENTHAL



                                              By:
                                                       Arthur J. Simon